SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 10, 2001
                                                          --------------

                        COMMISSION FILE NUMBER 001-08495


 DELAWARE                   CONSTELLATION BRANDS, INC.             16-0716709
                               and its subsidiaries:
 NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
 NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
 NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
 ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
 NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
 NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
 NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
 DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
 CALIFORNIA                 ALLBERRY, INC.                         68-0324763
 CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
 CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
 CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
 DELAWARE                   BARTON INCORPORATED                    36-3500366
 DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
 MARYLAND                   BARTON BEERS, LTD.                     36-2855879
 CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
 GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
 ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
 NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
 DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
 WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
 ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as         (I.R.S. Employer
 jurisdiction of            specified in its charter)            Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Constellation Brands, Inc. released the following information on April 10, 2001:

                     CONSTELLATION ANNOUNCES ACQUISITION OF
                                RAVENSWOOD WINERY

               Sonoma Winery Noted for Zinfandel, Other Red Wines

     Fairport, New York, April 10, 2001 -- Constellation Brands, Inc. (NYSE:STZ, STZ.B) and Ravenswood Winery, Inc. (Nasdaq: RVWD) announced today that they entered into a merger agreement under which Constellation will acquire Ravenswood, a leading premium wine producer based in Sonoma, California. Under the terms of the agreement, Constellation will pay $29.50 in cash for each outstanding share of Ravenswood, or approximately $148 million, and assume net debt, which is expected to be minimal at the time of close.
     Ravenswood produces, markets and sells primarily red super-premium and ultra-premium wines exclusively under the Ravenswood brand name, including the number one super-premium Zinfandel in the United States. Ravenswood will be managed by Constellation's fine wine division, Franciscan Estates. Joel Peterson, Winemaker and President of Ravenswood, will become General Manager and Head Winemaker of the Ravenswood Winery with Justin Faggioli as General Manager and Chief Operating Officer. Both will report to Agustin Francisco Huneeus, President of Franciscan Estates. Reed Foster, Chairman and Chief Executive Officer of Ravenswood, will remain a valued part of the management team.
     Richard  Sands,   Chairman,   Chief  Executive  Officer  and  President  of
Constellation, said, "The addition of Ravenswood to our fine wine portfolio demonstrates Constellation's continued strategic investment in the fastest-growing segment of the beverage alcohol market. The acquisition of Ravenswood, along with Franciscan Oakville Estate, Simi, Quintessa, Mount
Veeder, Veramonte and Estancia, gives us the most sought after fine wine portfolio. This acquisition demonstrates our ongoing commitment to provide consumers with a range of the highest quality wines."
     Huneeus added, "At Franciscan Estates, we are committed to producing wines with a reason for being that are meaningful and representative in their categories, easy to sell, and appealing to a wide range of consumers for their quality and value. Ravenswood's wines are well known for their unique character and their strong relationship between quality, value and price. Ravenswood is a perfect fit with our portfolio."
     Joel Peterson said, "Constellation and Franciscan Estates value our hand-crafted approach to winemaking, and have the resources and infrastructure to help Ravenswood expand the number of consumers who can enjoy our wines. I look forward to working with Agustin Francisco Huneeus, and to continuing our strong relationships with our first-rate growers."
     Constellation intends to finance the acquisition with up to one-third equity capital and the balance with debt. The transaction and its related financings are expected to be neutral to earnings in Constellation's fiscal year ending February 28, 2002. The transaction is subject to satisfaction of customary closing conditions and is expected to close mid to late June, 2001.
     For Ravenswood's latest twelve months ("LTM") ended December 31, 2000, gross sales and volume were approximately $37.9 million and 444,000 cases, representing an increase of 30 percent and 25 percent, respectively, over the prior twelve-month period. Reported earnings before interest, taxes, depreciation and amortization ("EBITDA") for the LTM ended December 31, 2000 were $11.7 million. Based on trends through March, Ravenswood anticipates EBITDA to be approximately $12.5 million for the LTM ended March 31, 2001.
     This press release does not constitute and shall not be deemed an offering of any of Constellation's securities. Any such offering will be made only by means of a prospectus.

CONFERENCE CALL DETAILS
     Constellation will be reporting financial results for the Fourth Quarter and the Full Year ended February 28, 2001, on Thursday, April 12, 2001. A conference call to discuss the merger agreement with Ravenswood, the Fourth Quarter and Full Year financial results and expectations for Fiscal Year 2002, will be hosted by Richard Sands, Chairman and CEO, and Tom Summer, CFO, on Thursday, April 12, 2001 at 10:00 a.m. EDT.
     The conference call can be accessed by dialing (800) 860-2442. A live listen-only web cast of the conference call is available on the internet at Constellation's web site, www.cbrands.com under Investor Information, and at www.streetfusion.com. If you are unable to participate in the conference call, there will be a replay available by dialing (877) 344-7529 from approximately 12:00 p.m. EDT on Thursday, April 12, 2001 through 12:00 a.m. EDT Friday, April 20, 2001.

ABOUT  CONSTELLATION
     Constellation Brands, Inc., is a leader in the production and marketing of beverage alcohol brands in North America and the United Kingdom and is a leading independent drinks wholesaler in the United Kingdom. As the second largest supplier of wine, the second largest importer of beer and the fourth largest supplier of distilled spirits, Constellation Brands, Inc., is the largest single-source supplier of these products in the United States. With its broad product portfolio, composed of brands in all major beverage alcohol categories, Constellation believes it is distinctly positioned to satisfy an array of consumer preferences. Leading brands in Constellation's portfolio include:
Franciscan Oakville Estate, Simi, Estancia, Almaden, Arbor Mist, Talus, Vendange, Alice White, Black Velvet, Fleischmann's, Schenley, Ten High, Stowells of Chelsea, Blackthorn, Modelo Especial, St. Pauli Girl and the number one imported beer, Corona Extra.

ABOUT RAVENSWOOD
     Ravenswood Winery, Inc. is based in Sonoma, California and produces, markets and sells primarily super-premium and ultra-premium wines exclusively under the Ravenswood brand name. The majority of the wines produced and sold by Ravenswood are red wines, including Merlot, Cabernet Sauvignon and particularly, Zinfandel. Ravenswood also produces several white wines, including Chardonnay.
     Investors and stockholders are urged to read the proxy statement regarding the merger that will be filed by Ravenswood with the Securities and Exchange Commission ("Commission"). The proxy statement will contain important information that stockholders should consider before making any decision regarding the proposed merger. Constellation, Ravenswood and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ravenswood in favor of the merger. Additional information concerning the interests of such participants in the proposed merger, if any, will be included in the proxy statement or statements and other relevant documents to be filed with the Commission by Ravenswood. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed by Ravenswood at the Commission's Web site at www.sec.gov. In addition to the proxy statement, Ravenswood files annual, quarterly and special reports, proxy statements and other information with the Commission.

FORWARD-LOOKING STATEMENTS
     Constellation and Ravenswood each make forward-looking statements from time to time and desire to take advantage of the "safe harbor" which is afforded such statements under the Private Securities Litigation Reform Act of 1995 when they are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those in the forward-looking statements.
     The statements set forth in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. Any projections of future results of operations, and in particular Constellation's expectation that the acquisition and its related financing will be neutral to earnings per share in Fiscal Year 2002, which expectation is based upon achieving certain sales projections, meeting certain cost targets and successfully integrating the acquired business, should not be construed in any manner as a guarantee that such results will in fact occur. Ravenswood's expectation that its financial statements will reflect $12.5 million of EBITDA for the LTM ended March 31, 2001 is subject to the March 31, 2001 quarterly review by Ravenswood's auditors. Statements regarding the expected closing of the transaction are subject to the risk that the closing conditions will not be satisfied, including the risk that regulatory approvals will not be obtained or the shareholders of Ravenswood will not approve the merger and that the merger will not be consummated. There can be no assurance that any forward-looking statement in this press release will be realized or that actual results will not be significantly higher or lower than set forth in or implied by such forward-looking statement. For risk factors associated with Constellation, Ravenswood and their businesses, please refer to their respective Securities and Exchange Commission filings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CONSTELLATION BRANDS, INC.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Executive Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ROBERTS TRADING CORP.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer

                                        CANANDAIGUA B.V.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Chief
                                             Financial Officer


                                        FRANCISCAN VINEYARDS, INC.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ALLBERRY, INC.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        CLOUD PEAK CORPORATION

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        M.J. LEWIS CORP.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        MT. VEEDER CORPORATION

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        BARTON INCORPORATED

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        BARTON BRANDS, LTD.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON CANADA, LTD.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        STEVENS POINT BEVERAGE CO.

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  April 11, 2001                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None